UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2004



                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-13781               22-2889587
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation)                         File Number)          Identification No.)

5555 San Felipe, Suite 1200, Houston, Texas                             77056
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (713) 877-8006

                                 NOT APPLICABLE

         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On July 8, 2004, KCS Energy, Inc. announced results of its 2004 Gulf Coast drilling activity and provided an update on its hedging program. A copy of the press release announcing results of its 2004 Gulf Coast drilling activity and an update on its hedging program is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

     KCS Energy, Inc. disclaims any duty to update the information contained or incorporated by reference in this report other than as required by the Securities Exchange Act of 1934, as amended.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1 KCS Energy, Inc. Press Release dated July 8, 2004 announcing results of its 2004 Gulf Coast drilling activity and an update on its hedging program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     KCS Energy, Inc.


Date: July 12, 2004                                   /s/ Frederick Dwyer
                                                      --------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                       and Secretary

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

    99.1 KCS Energy, Inc. Press Release dated July 8, 2004 announcing results of its 2004 Gulf Coast drilling activity and an update on its hedging program.